SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

YIFAN COMMUNICATIONS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.(1).

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

YIFAN COMMUNICATIONS, INC.
100 WILLIAMS STREET, SUITE 2000
NEW YORK, NY 10038

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 28, 2006

NOTICE IS HEREBY GIVEN, that a Special Meeting of the Shareholders of Yifan Communications, Inc. (the “Company”) will be held at the offices of Feldman Weinstein LLP, 420 Lexington Avenue, Suite 2620, New York, NY on April 28, 2006 at 10:00 a.m. local time, for the purpose of considering and acting upon the following:

1. The approval of a reverse stock split whereby each issued and outstanding share of Common Stock, $.008 par value per share (“Common Stock”), will be converted on a one-for-seven basis into .1428571428 of a share of Common Stock; and

2. Any and all matters that may properly come before the meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on March 31, 2006, as the record date for determining the shareholders entitled to vote at the meeting, or any adjournment thereof, and only the record holders of Common Stock at such date will be entitled to notice of and to vote at the meeting. Such shareholders may vote in person or by proxy.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

/s/ Myint J. Kyaw
President

New York, New York
April 6, 2006

YIFAN COMMUNICATIONS, INC.
100 WILLIAMS STREET, SUITE 2000
NEW YORK, NY 10038

PROXY STATEMENT

General Information Concerning Solicitation

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Yifan Communications, Inc. (the “Company”), in connection with a Special Meeting of Shareholders to be held at the offices of Feldman Weinstein LLP, 420 Lexington Avenue, Suite 2620, New York, NY on April 28, 2006 at 10:00 a.m. local time, or any adjournments thereof. This Proxy Statement and accompanying proxy card are first being sent to the shareholders of the Company on or about April 6, 2006.

Any proxy delivered in the accompanying form may be revoked by the person executing the proxy at any time before the authority thereby granted is exercised, by written request addressed to the Secretary, Yifan Communications, Inc., 100 Williams Street, Suite 2000, New York, NY 10038 or by attending the meeting and electing to vote in person. Proxies received in such form will be voted as therein set forth at the meeting, or any adjournment thereof, but if no instructions are given, such shares will be voted For (i) the approval of a reverse stock split whereby each issued and outstanding share of Common Stock, $.008 par value per share (“Common Stock”), will be converted on a one-for-seven basis into .1428571428 of a share of Common Stock (the “Reverse Stock Split”); and (ii) the transacting of such other business as may properly come before the meeting or any adjournment thereof.

Record Date and Voting Securities and Voting Rights

The Board of Directors has selected the close of business on March 31, 2006 as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof (“Record Date”). Shareholders present or represented and entitled to vote on any matter at the meeting or any adjournment thereof will be entitled to one vote on such matter for each share of Common Stock held by them as of the record date. A minimum of one-half of the shares of Common Stock issued and outstanding must be represented at the meeting, in person or by proxy, in order to constitute a quorum. Assuming a quorum is present, the affirmative vote of the holders of at least a majority of the shares represented will be necessary to approve the Reverse Stock Split.

Principal Shareholders and Holdings of Management

The following table sets forth certain information as of April 6, 2006, regarding (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director, nominee and executive officer of the Company and (iii) all officers and directors as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class

Myint J. Kyaw
60 Overlook Road
Lattingtown, NY 11560	81,293,100	(2)	87.60%
Guan Liang
100 Williams Street
New York, NY 10038	0		—
Samuel Yen
100 Williams Street
New York, NY 10038	0		—
ALL OFFICERS AND DIRECTORS AS A GROUP (3 Individuals)	81,293,100		87.60%

——————

(1)

Unless otherwise indicated herein and subject to applicable community property laws,  each stockholder has sole voting and investment power with respect to all shares of  Common Stock beneficially owned by such stockholder and directly owns all such shares  in such stockholder’s sole name. Within sixty (60) days of the date of this filing, none of the above persons has the right to acquire any further shares of the Registrant’s Common  Stock from options, warrants, rights, conversion privileges or other similar arrangement.

(2)

Includes 450,000 shares of which are indirectly held by Mr. Kyaw in trust for the benefit of his minor child.

PROPOSAL 1 – A REVERSE STOCK SPLIT WHEREBY EACH ISSUED AND
OUTSTANDING SHARE OF COMMON STOCK, $.008 PAR VALUE PER SHARE, WILL BE CONVERTED ON A ONE-FOR-SEVEN BASIS INTO .1428571428 OF A SHARE OF COMMON STOCK.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise in their proxy.

Description

Reverse Stock Split

Reason for Reverse Stock Split; Dilution

The Reverse Stock Split would apply to all shares of the Company’s Common Stock outstanding on the date of the special meeting called for herein, and would be effective immediately. Shareholders holding shares of Common Stock in an amount not divisible by .1428571428 will receive, in lieu thereof, one full additional share.

The Board of Directors of the Company believes reducing the number of outstanding shares of Common Stock through the Reverse Stock Split will make the Company more attractive as a potential acquiror or merger candidate with an operating company and the Reverse Stock Split will enhance opportunities to acquire or merge with an operating company. There can be no assurance the Company will be able to effect an acquisition of, or merger with, an operating company.

Exchange of Stock Certificates

Assuming the Reverse Stock Split is approved by the shareholders, shareholders will be required to exchange their stock certificates for new certificates representing shares of Common Stock after giving effect to the Reverse Stock Split. Shareholders will be furnished with the necessary materials and instructions for the surrender and exchange of stock certificates at the appropriate time by the Company’s transfer agent. Shareholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. SHAREHOLDERS SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

Federal Income Tax Consequences of Reverse Stock Split

The following description of Federal income tax consequences is based upon the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, brokers-dealers or insurance companies). Shareholders are urged to consult their own tax advisors to determine the particular consequences to them.

The exchange of shares of Common Stock for shares of Common Stock after giving effect to the Reverse Stock Split will not result in recognition of gain or loss. The holding period of the shares of new Common Stock will include the shareholder’s holding period for the shares of Common Stock exchanged therefor, provided the shares of Common Stock were held as a capital asset. The adjusted basis of the shares of Common Stock after giving effect to the Reverse Stock Split will be the same as the adjusted basis of the shares of Common Stock exchanged therefor.

Other Business

The Board of Directors of the Company knows of no other matters to be presented at the Special Meeting of Shareholders. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

Cost of Solicitation

Solicitation other than by mail may be made personally and by telephone by officers and employees of the Company who will not be additionally compensated therefor. The Company will request brokers, dealers, banks or voting trustees, or their nominees, who hold stock in their names for others or hold stock for others who have the right to give voting instructions, to forward proxy materials to their principals and request authority for the execution of the proxy card and will reimburse such institutions for their reasonable expenses in so doing. The total cost of soliciting proxies will be borne by the Company.

It is important that your shares be represented at the meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

By Order of the Board of Directors,

/s/ Myint J. Kyaw
Myint J. Kyaw
President

New York, New York
April 6, 2006

YIFAN COMMUNICATIONS, INC.

PROXY – SPECIAL MEETING OF SHAREHOLDERS
APRIL 28, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Myint J. Kyaw as Proxy, with the power to appoint and substitute, and hereby authorizes him to represent and to vote, as designated below, all of the shares of Common Stock, $.008 par value per share, of Yifan Communications, Inc. held of record by the undersigned on March 31, 2006, at the Special Meeting of Shareholders to be held on April 28, 2006, or any adjournment thereof.

☒	Please mark your votes as in this sample.

1.

Approval of the Reverse Stock Split as described in the accompanying Proxy Statement.

For ☐	Against ☐	Abstain ☐

2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy statement is solicited on behalf of the Board of Directors. This proxy when properly executed will be voted in the manner directed on the face hereof. If no direction is made, this proxy will be voted FOR the Reverse Stock Split.

Please date, sign and return the proxy card promptly in the accompanying envelope. No postage is required. If you furnish a proxy and subsequently attend the Special Meeting in person, you may vote in person.

__________________________________________________

Signature of Shareholder

__________________________________________________

Signature of Shareholder

Dated:________________________________________, 2006

NOTE: Please sign exactly as the name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please furnish full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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